UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2007

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2007, the stockholders of DaVita Inc. (the “Company”) approved the amendment and restatement of the Company’s Employee Stock Purchase Plan (the “ESPP”). The amended and restated ESPP was approved by the Board of Directors (the “Board”) on March 2, 2007, subject to stockholder approval. The ESPP was amended and restated to increase the number of shares of common stock available for issuance by 800,001 shares and provide for electronic share accounts, thereby eliminating the requirement for the delivery of physical certificates. Electronic share accounts will facilitate the tracking of the disqualifying disposition of shares acquired under the plan. The foregoing description of the amended and restated ESPP is qualified in its entirety by reference to the amended and restated ESPP which is attached hereto as Exhibit 10.1.

In addition, on May 29, 2007, the stockholders of the Company approved the amendment and restatement of the Company’s 2002 Equity Compensation Plan (the “2002 Plan”). The amended and restated 2002 Plan was approved by the Board on March 2, 2007, subject to stockholder approval. The 2002 Plan was amended and restated to (i) increase the number of shares of common stock available for issuance by 6,000,000 shares, (ii) eliminate certain share recycling provisions, (iii) change the amount by which share reserves are reduced by full value share awards from 2.75 times to 3.0 times the number of shares subject to the award, (iv) change the limit on the maximum number of shares of common stock that may be subject to awards granted to any single recipient in any consecutive twenty-four month period so that it applies only to awards of stock options and stock appreciation rights, and (v) provide additional exceptions from the three-year minimum vesting period generally applicable to grants of restricted stock units and other stock awards. The foregoing description of the amended and restated 2002 Plan is qualified in its entirety by reference to the amended and restated 2002 Plan which is attached hereto as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	DaVita Inc. Employee Stock Purchase Plan (Amended and Restated as of May 29, 2007).
10.2	DaVita Inc. 2002 Equity Compensation Plan (Amended and Restated as of May 29, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: June 1, 2007	By:	/s/ Joseph Schohl
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	DaVita Inc. Employee Stock Purchase Plan (Amended and Restated as of May 29, 2007).

10.2	DaVita Inc. 2002 Equity Compensation Plan (Amended and Restated as of May 29, 2007).